Corporate Presentation

Feb.2008

Judy Ye, CFO

1

Safe Harbor Statement

            Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
Any statements set forth in this presentation that are not historical facts are forward-
looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and
Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Ticker (OTC BB):                                                                                                                   CWSI

Price (1/15/08):                                                                                                                           $2.00

Market Cap:                                                                                                                                     $74 mil

Revenues (ttm):                                                                                                                       $22.44 mil

Net Income (ttm):                                                                                                                 $3.94* mil

Shares Outstanding, 1/15/08:                                                                     37 mil

Earnings Per Share (ttm):                                                                                   $0.11

P/E (ttm):                                                                                                                                                18.18

P/S (ttm):                                                                                                                                                3.29

Equity Snapshot

As of 12/31/07, 36,987,214 basic shares outstanding and 70,604,105 fully diluted shares;  ttm,, September 30, 2007

* Net income, non-GAAP: excludes $6.8 mil, which is a one time figure for forgiveness of income and VAT taxes

Leading precision metal fabricator for use
in multiple heavy machinery industries

Growth strategy into wind industry

Specialize in precision forged rolled rings

Rings <5 meters in diameter, for use in
<3MW wind turbine units

Rings 5- 8 meters in diameter, for use
in >3 MW wind turbine units

Established, September 8, 1995, Wuxi
City, Jiangsu Province, Peoples Republic
of China

Total number of employees, 160+

Company Overview

Corporate Structure

CWSI.OB

Fulland Ltd.

Green Power Environmental Technologies Co., Ltd.

“Green Power”

Wuxi Huayang Dye Machine Co., Ltd.

“Huayang Dye Machine”

Wuxi Huayang Electrical Power Equipment Co., Ltd.

“Huayang Electrical Power Equipment”

100%

100%

WOFE

Management Contract

Management Contract

12 year history of manufacturing industrial equipment

Focus on the rapidly growing domestic $4.95 billion wind energy market

Profitable and rapidly growing business model

Leveraging superior technical expertise and technology to produce high precision, high margin wind energy components

Strong relationships with wind turbine manufacturers and gearbox manufacturers

Strategic location, centrally located in coastal region of China

Investment Highlights

China Wind Systems

China's Wind Power Installed Capacity Growth (MW)

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
4
15
38
79
170
224
268
344
400
468
571
769
1,264
2,588
4,888
7,388
10,388
13,388
17,388
From 2006-2011, China's wind power capacity will grow at 46.4%

Source: BTM Estimates; Morgan Stanley Research

China Wind Industry

Technically exploitable wind capacity in
China, 1,000 GW

Installed wind capacity in China, at year-
end 2006, 2.6 GW

Average annual growth rate in installed
capacity for last ten years, period-
ending 2006, 46%

Official Government Forecast, 30 GW of
wind power installed capacity by 2020

Source:  China Wind Power Report, 2007, China Environmental Science Press

               BTM Estimates; Morgan Stanley Research

China Wind Systems

Pitch
Low-speed shaft
Rotor
Gear box
Generator
Anemometer
Controller
Wind direction
Brake
Yaw drive
Wind Vane
High-speed shaft
Nacelle
Yaw motor
Blades
Tower

Interior of Wind Turbine Unit

Source: U.S. Department of Energy

4%

Main Shaft

3%

Central
Monitoring/Control
System

5%

Yaw System

5%

Spare Parts

4%

Nacelle

8%

Generator

7%

Hub

9%

Tower

15%

Gearbox

3%

General Assembly

2%

Hydraulic System

16%

Electrical Control
System

19%

Blade

Percent

Component

China Localization Requirement (%
component-100% of 70%)

Source:  Morgan Stanley Research

Government Supports Domestic Suppliers

China government’s 70% localization requirement for wind
energy industry

Domestic products accounted for 41.3% of annual wind
component market in 2006

Current gearbox production capacity in China, 1,600 units,
representing 2,000 MW

Total gearbox demand in China, 4000 MW, a gap of 2,000 MW

China Wind intends to manufacture gearboxes and yaw bearings along with forged rolled rings, shafts,  blades

Source: Morgan Stanley Research

China Wind Systems

Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
Beijing
Tianjin
Hebei
Ningxia
Shanxi
Shandong
Qinghai
Tibet
Shanxi
Henan
Wuxi
Shanghai
Anhui
Hubei
Sichuan
Chongqing
Jiangxi
Hunan
Fujian
Guizhou
Yunnan
Guangxi

Strategic Location

Coastal and mountainous
regions in China
experience  abundant
wind resources

China Wind located in
Jiangsu Province, where
total wind resource
amounts to 34.69 GW

Source: China Wind Power Report, 2007, China Environmental Science Press, Beijing

Cost Per kWh for Wind in U.S.

Source: Citi Investment Research, November 2007

Wind Power Cost Compared to Other Renewable and Traditional Solutions

0.02-0.07

Natural Gas

0.02-0.06

Nuclear

0.20-0.60

Solar PV

0.07-0.09

Biofuel

0.03-0.06

Wind

0.06-0.08

Oil

0.02-0.05

Coal

China Wind Systems

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$/kW
Hydro conventional
Bioenergy
Wind onshore
Wind offshore
Geothermal
Solar PV
Solar thermal
Tide/ wave
2001
2030 Reference
2030 Alternative

Cost Structure of Renewable Energy

Estimated Changes in Capital Cost of Renewable Energy

Source: IEA Estimates; Morgan Stanley Research

China Wind Systems

ELECTRIC POWER EQUIPMENT CO.,LTD

China Wind Systems New Manufacturing Facility

Highly automated, 107,639 square feet, state-of-
the art  manufacturing facility, completed, August
2007, Wuxi City, PRC.

Highly trained staff

Currently supplying rolled rings <5 meters
diameter to wind power customers

Purchased 4,500 tons hydraulic press and ring
rolling mill to produce rolled rings up to 6 meters
in diameters and shafts

Capable of manufacturing large forged rolled
rings, up to 8 meters in diameter for use in
>3MW wind turbine units after third phase of
expansion

Capable of manufacturing other critical wind
components, such as shafts, yaw bearings,
gearboxes and blades after third phase of
expansion .

High Precision Forged Rolled Rings
Production

Prepare forged
pieces

Calculate size
of forged
pieces

Cutting

Heating

Blooming

Forging (ring rolling)

Reshaping

Post
Treatment

Finished Products

Reheating

Advantages of Axial Closed-Die Rolling
Technology

Reduce material consumption
(approximately 35% reduction)

High precision and surface flatness

Excellent mechanical strength

High flexibility

Fully automated operating process

Wind Energy Players in China

Source:  Morgan Stanley Research

Currently more than 40 manufacturers supplying Chinese market, including domestic companies, joint ventures and foreign companies.

Domestic companies:

Sinovel

Goldwind

Dongfeng Eletrical Machinery.

China High Speed Transmission Equipment

Harbin Electric

Huide Wind Power Engineering

Joint ventures:

Nantong CASC Wanyuan Acciona Wind Turbine Manufacture

REpower North

Nordex (Yinchuan)

Hunan Hara XEMC Windpower

Foreign companies:

GE (US)

Gamesa (Spain)

Vestas (Denmark)

Suzlon (India)

Customer  Base

RMB 3 mil

RMB 2.5mil

RMB 5 mil

RMB4.5 mil

Revenues/

Customer, 2007

Product

Name of
Company*

Rolled ring

Luoyang New
Qiang Lian
Zhou Cheng
Co. Ltd

Rolled rings

Luoyang
Shoujian
Zhoucheng
Co. Ltd

Rolled rings

Luoyang
Heavy
Zhoucheng
Co. Ltd

Rolled rings

Luoyang
Shengia
Zhoucheng
Co Ltd

Present Customers

Slewing
Bearings

Italy

CDC Group

shafts

India

Suzlon

Slewing
Bearings

Britain

Alloy Welding Ltd

Slewing
Bearings

Brazil

Platinum LTDA

Slewing
Bearings

Turkey

Alaca Bearing
Group

Slewing
Bearings

Holland

Buitendijk
Techniek B.V

Product

Country

Name of
Company

Target Customers

*Subsidiaries of a large SOE

China Wind Power Value Chain

Gearbox
Manufacturing

Blade
Manufacturing

Turbine
Manufacturing

Project
Development/Wind
Farm Ownership

China Wind Systems

Capacity Growth of Domestic Wind Turbine Manufacturers (MW)
4,275
551
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2005
2008 E

China Wind Systems Growth Strategy

Manufacture forged rolled ring, 8 meters in diameter to
source rapidly expanding installation of >3MW wind
turbine units.

Wind turbine units weighing >1MW in China
currently represent 11% of total installed
capacity.

Focus on higher margin wind energy components,
such as shafts, yaw bearings, gearbox and blades

manufacture shafts that weigh up to 500 tons

fabricate forged rolled rings to produce yaw
bearings

manufacture gearboxes

manufacture blades

Expand manufacturing capacity

Source: China Wind Power Report, 2007, China Environmental Science Press, Beijing;

               Morgan Stanley Research

CAGR of 98%

Source: Morgan Stanley Research Estimates

China Wind Systems Expansion Plan

Rolled rings up to 8M
diameter, and blades

Gearbox and yaw
bearings

Rolled rings up to 6
meters diameter
rolled rings and
shafts

Products

36,000 tons Rolled
Rings

200 Gearbox

200 Yaw Bearings

24,000 tons Rolled
Rings

Projected Capacity

April 2010

April 2009

Oct 2008

Production Date

March 08- March 2010

March 08-March 09

Jan 08- Sept 08

Equipment Installation
Period

Phase III

Phase II

Phase I

Experienced Management Team

Mr. Jianhua Wu: Chairman and CEO

Founder and CEO, Huayang Companies

Holds a certificate in Mechanical engineering.

20 years of experience

Mr. Judy Ye, CPA: Chief Financial Officer

Joined China Wind System, February 2008

13 plus years of experience in financial and management accounting, proficient in US GAAP and SEC filing requirements

Holds a MBA from Laurentian University, Ontario, Canada.  Fluent in both Mandarin and
English

Mr. Chen Yao Hong: Chief Engineer

Previous experience in optical Instrument design and radar design

Holds a certificate in Mechanical Engineering. BS in Machinery Architecture

Mr. Sun Zhong Xin: Senior Sales Manager

11 years of sales experience in the flange and forged products industry.  Track record of achieving RMB 80 million in sales/yr for forged products prior to joining China Wind System

Summary Income Statement

              ($ in thousands)

             9 Months Ended (Unaudited)                          FYE, Dec 31 (audited)

              Sept 30, 2007             Sept 30, 2006              2006                                          2005

Revenues                                        $16,589                                   $12,344                                   $18,198                           $12,082

Gross Profit                                  4,758                                           3,513                                            5,447                                   3,219

Operating income                3,984                                        2,745                                            4,679                                   2,393

Net income                                    2,638*                                        1,826                                           3,131                                   1,582

Gross Profit Margins        28.7%                                     28.5%                                         29.9%                                26.6%

Operating Margins              24.0%                                     22.2%                                         25.7%                                19.8%

EPS (ttm)                                         $0.11*

Source: Company’s SEC filings

               * Net income, non-GAAP, excludes $6.8 mil, a one-time forgiveness of VAT and income taxes; ttm 9/30/2007

               * 37 mil basic shares outstanding, 71 mil fully diluted shares, January 15, 2008

China Wind Systems

20
18
16
14
12
10
8
6
4
2
0
12.08
18.2
16.6
2005
2006
9 mths 2007

Strong Revenue Growth

$ millions

( unaudited)

China Wind Systems

6
5
4
3
2
1
0
31.0%
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
3.22
5.44
4.8
26.7%
29.9%
28.9%
2005
2006
9 mths 2007

Increasing Gross Profit

$ millions

(unaudited)

China Wind Systems

5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
2.37
1.58
4.67
3.13
3.51
2.64
2005
2006
9 mths 2007
EBT
EAT

Improving Net Income

$ millions

Income tax rate: 33%, 2005-2007

(unaudited)

Summary Balance Sheet

              ($ in thousands)

             9/30/07                                                                                                 12/31/06

             (unaudited)                                                                                    (audited)

Cash and Cash Equivalents                                            $ 601*                                         $ 421

Current Assets                                                                                     8,256                                                5,940

Total Assets                                                                                             22,865                                             14,250

Current debt                                                                                           $665                                                  $384

Total Liabilities                                                                                     4,759                                                6,077

Total Stockholders’ Equity                                                  18,105                                        8,173

Cash Balance 9/30/07 does not include approx. $4 mil (net amount) raised in private placement, December 2007

Peer Valuation

7.95

49.77

Average

5.92

65.56

15,859

$53.76

SUZL.BO

Suzlon Energy Limited

2.21

14.11

3,437

$3.81

3323.HK

China National Buildings Materials
Co., Ltd

17.13

69.63

2,893

$2.41

0658.HK

China High Speed Transmission
Equipment Group

6.54

NM

266

$1.23

CPTC

Composite Technology Corp

3.29

18.18

74

$2.00

CWSI.OB

China Wind Systems

P/S
(ttm)

P/E
(ttm)

Market Cap
(USD mil)

Stock
Price

Ticker

Company Name

ttm, September 30, 2007;

Basic shares outstanding, 37 mil; fully diluted shares, 71 mil

Capitalization Structure

70,604,105

Total, fully diluted shares:

2,065,000

Shares issuable upon exercise of warrants at $0.92

5,588,252

Shares issuable upon exercise of warrants at $0.83

11,176,504

Shares issuable upon exercise of warrants at $0.58

14,787,135

Common Stock issuable upon conversion of series A
preferred stock

36,987,214

Common Shares issues and outstanding

       Number of Shares

Share Type

Use of Warrant Proceeds

Build new manufacturing facility to produce
gear boxes

Purchase new equipment to produce gear
boxes

Hire highly technical personnel

Improve manufacturing capabilities to
fabricate precision yaw bearings

Investment Highlights

Rapidly growing supplier of forged rolled rings for
use in wind energy industry

New state-of-the-art manufacturing facility in Wuxi
City, capable of producing wind energy
components

Solid financial performance

Focus on producing wind energy components for
rapidly growing Chinese wind energy industry

Focus on producing higher margin wind energy
components

Experienced management team with track record
of success

Contact

Company Contact:

China Wind Systems, Inc

Jianhua Wu, CEO

No. 9 Yanyu Middle Road

Quinzhou Village, Huishan District,

Wuxi City, Jiangsu Province

Peoples Republic of China

Tel: 86-51083397559

Investor Relations:

CCG Investor Relations, Inc

Crocker Coulson, President

1325 Avenue of Americas,

Suite 2800

New York, NY 10019

Tel: 1 (646) 213-1915

E-mail: Crocker.Coulson@ccgir.com

Legal Contact:

Richardson & Patel, LLP

10900 Wilshire Boulevard, Suite 500

Los Angeles, CA 90024

E-mail: epark@richardsonpatel.com

External Auditors:

Sherb & Company, LLP

1900 NW Corporate Boulevard,

Suite E210

Boca Raton, FL 33431

Tel: 1 (561) 886-4200